SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K


                                CURRENT REPORT

        Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                               June 24, 2003
                               --------------
                                Date of Report
                      (Date of Earliest Event Reported)

                            ANTICLINE URANIUM, INC.
                            -----------------------
            (Exact Name of Registrant as Specified in its Charter)

       Utah                       0-49655                    87-0678927
       ----                      ---------                   ----------
   (State or other          (Commission File No.)      (IRS Employer I.D. No.)
    Jurisdiction)

                        3098 South Highland Drive, Suite 323
                           Salt Lake City, Utah 84106
                           --------------------------
                   (Address of Principal Executive Offices)

                                (801) 467-2021
                                --------------
                         Registrant's Telephone Number

Item 1.   Changes in Control of Registrant.
          ---------------------------------

     (a) On June 24, 2003, a Share Purchase Agreement (the "Agreement") was executed by and between North Beck Joint Venture, LLC, a Utah limited liability company ("North Beck"), that was the owner of approximately 96% of the outstanding voting securities of the Registrant, as "Seller," and LipidViro Tech, Inc., a privately-held Utah corporation ("LipidViro"), as "Buyer."

     By virtue of the percentage of the Registrant's voting securities acquired under the Agreement by LipidViro, this Agreement is deemed to have involved a "change of control" of the Registrant.

     The source of the consideration used by LipidViro to acquire its interest in the Registrant was cash from working capital.

     The primary basis of the "control" by LipidViro is stock ownership.

     The principal terms of the Agreement were:

     1. The Seller agreed to sell and the Buyer agreed to buy 5,000,000 shares of the Registrant's common stock that were "restricted securities" of an "affiliate."

     2. The closing of the Agreement was subject to the satisfaction of the following within 10 days of the execution and delivery of the Agreement:

     a. The payment and satisfaction of all outstanding liabilities of the Registrant in the amount of $130,073;

     b. The cancellation and/or contribution to capital of 500,000 shares of common stock of the Registrant that had been previously authorized to be issued, but had not yet been issued, 300,000 shares to John Michael Coombs, Esq. and 200,000 shares to Terry S. Pantelakis, in the amount of $69,750;

     c. The cancellation of the Seller's August 10, 2001, Mining Lease with the Registrant for the payment to North Beck in the amount of $3,459;

     d. The payment of the purchase price of the 5,000,000 shares of purchased by the Buyer from the Seller of $65,718; and

     e. The delivery to LipidViro of written Representations and Warranties by the Board of Directors of the Registrant respecting various matters about the Registrant.

     Prior to the completion of the Agreement, there were 5,213,112 outstanding shares of the Registrant's common stock, and an additional 500,000 shares that had been authorized to be issued to Messrs. Coombs and Pantelakis, who were directors and executive officers of the Registrant. Following the closing of the Agreement and the cancellation of the 500,000 authorized to be issued but not outstanding shares as referenced in paragraph 2b above, there were 5,213,112 outstanding shares of the Registrant's common stock.

     A copy of the Agreement, including all material exhibits and related instruments, accompanies this Current Report, which, by this reference, is incorporated herein; the foregoing summary is modified in its entirety by such reference. See Item 7, Exhibit 2.1.

     (b)(i) To the knowledge of management and based upon a review of the stock ledger maintained by the Registrant's transfer agent and registrar, the following table sets forth the beneficial ownership of persons who owned more than five percent of the Registrant's common stock prior to the closing of the Agreement, and the share holdings of the members of management based upon 5,213,112 outstanding shares:

Name                           Positions Held      Shares Owned          %
----                           --------------      ------------         ---

John Michael Coombs, Esq.      President and         300,000           5.25%
                               Director

Terry S. Pantelakis            Secretary and         200,000           3.50%
                               Director

North Beck Joint Venture LLC*  Stockholder         5,000,000          87.51%

          * John Michael Coombs, Esq. is the Managing Member of North Beck Joint Venture LLC.

     (b)(ii) To the knowledge of management and based upon a review of the stock ledger maintained by the Registrant's transfer agent and registrar, the following table sets forth the beneficial ownership of persons who owned more than five percent of the Registrant's common stock following the closing of the Agreement, and the share holdings of the new members of management based upon 5,213,112 outstanding shares:

   Name                       Positions Held       Shares Owned         %
   ----                       --------------       -------------       ---

Kenneth P. Hamik*             Director and CEO       5,000,000          95.91%

Kristy Hamik*                 Director and COO       5,000,000          95.91%

LipidViro Tech, Inc.*         Stockholder            5,000,000          95.91%

         * Kenneth P. Hamik and Kristy Hamik, cousins, are directors and executive officers and minor stockholders of LipidViro, who were designated to serve as directors and executive officers of the Registrant on June 25, 2003, following the resignations of Messrs. Coombs and Pantelakis on that date (see Item 6); accordingly, they may be deemed to be the beneficial owners of the outstanding shares of common stock of the Registrant that are owned by LipidViro as indicated in the foregoing table.

Item 2.   Acquisition or Disposition of Assets.
          -------------------------------------

     (a)  See Item 1.

     The consideration exchanged under the Agreement was negotiated at "arms length," between North Beck and LipidViro, with the consent of the Board of Directors. The Board of Directors of the Registrant used the following criteria in evaluating whether to provide the Representations and Warranties required under the Agreement: LipidViro's present and past business operations; the future potential of LipidViro; LipidViro's management and their personal background and experience; and the potential benefit to the stockholders of the Registrant. The directors determined that the purchase and sale was reasonable, under these circumstances, in their good faith judgment, and to the benefit of the Registrant and its remaining stockholders.

     No director, executive officer or five percent or more stockholder of the Registrant had any direct or indirect interest in LipidViro prior to the completion of the Agreement; similarly, neither LipidViro nor any nominee to become a director of LipidViro had any interest in the Registrant prior to the closing of the Agreement.

     (b) The Registrant is a majority-owned subsidiary of LipidViro, and intends to continue the planned business operations intended to be conducted by LipidViro.

     The following is a summary of certain general information about
LipidViro:

FORWARD-LOOKING INFORMATION.
----------------------------

      This summary, including any documents that we incorporate by reference, contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, that are subject to the "safe harbor" created by those sections. Any statements about our expectations, beliefs, plans, objectives, assumptions or future events or performance are not historical facts and may be forward-looking. These statements are often, but not always, made through the use of words or phrases such as "anticipate," "estimate," "plan," "project," "continuing," "ongoing," "expect," "believe," "intend," "predict," "potential" and similar words or phrases or the negative of these words or phrases. Accordingly, these statements involve estimates, assumptions and uncertainties, which could cause actual results to differ materially from those expressed in these statements. Any forward-looking statements are qualified in their entirety by reference to the factors discussed throughout this Current Report.

      Because the risk factors referred to herein, as well as any risk factors incorporated by reference, could cause actual results or outcomes to differ materially from those expressed in any forward-looking statements made by us or on our behalf, you should not place undue reliance on any forward-looking statements. Further, any forward-looking statement speaks only as of the date on which it is made, and we undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events. New factors emerge from time to time, and it is not possible for us to predict which factors will arise. In addition, we cannot assess the impact of each factor on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements.

HISTORY.
--------

     LipidViro Tech, Inc. ("LipidViro" or "the Company") was incorporated on May 6, 2003, under the laws of the State of Utah. Since inception, the Company has been involved in start-up activities and initiation of research involving specific substances and compounds identified by the Company as having anti-viral and anti-bacterial potential.

OPERATIONS.
-----------

     The Company is currently headquartered in Salt Lake City, Utah. Present and future operations will include: (a) antiviral research of certain substances and compounds that may have marketable anti-viral and anti-bacterial properties for humans, animals and biological fluids; (b) research and development of delivery system(s) for manufacture and delivery of the targeted substances and compounds to humans, animals and biological fluids; (c) development of products that may be produced from the Company's research; (d) building an intellectual property portfolio to protect secrets, inventions and any technology the company may achieve; (e) raising capital to allow the Company to execute these operations.

OFFICES.
--------

     Administrative operations are conducted from home based offices located in the homes of the Company's current officers, Kenneth P. Hamik and Kristy Hamik, located in Berkeley, California, and Salt Lake City, Utah. The Company expects to operate for as long as possible from home-based offices to minimize operating expenses. We do not currently pay rent for these home based offices and do not anticipate paying rent for any such offices in the future. The Company's operations do not currently require office or laboratory space to meet the Company's objectives, and therefore administration from home-based offices suffices. At some point the Company may require additional office space requiring rental expense, but we do not anticipate any such need during the next six months. The Company will however, incur common office operating expenses such as telephone, office supplies, postage, etc.

ANTI-VIRAL & ANTI-BACTERIAL RESEARCH.
-------------------------------------

     Investigation of substances and compounds targeted by the Company will be conducted on a contracted basis with laboratory facilities that have been licensed and approved to handle the controlled bacteria and viruses we wish to investigate. These laboratories may be located and run by universities and or government agencies. All research will be conducted with outside contracted facilities and laboratory personnel. The research and development, manufacture and marketing of human therapeutic and diagnostic products are subject to regulation, primarily by the FDA in the United States and by comparable authorities in other countries. Should the substances and compounds targeted by the Company for investigation show potential for development of salable products or treatment of human or animal infectious conditions, the Company anticipates research will follow the process of obtaining FDA approval.

     The process of obtaining requisite FDA approval has historically been costly and time consuming. Current FDA requirements for a new human drug or biological product to be marketed in the United States include: (1) the successful conclusion of pre-clinical laboratory and animal tests, if appropriate, to gain preliminary information on the product's safety; (2) filing with the FDA of an Investigational New Drug Application, commonly known as an INDA, to conduct human clinical trials for drugs or biologics; (3) the successful completion of adequate and well-controlled human clinical investigations to establish the safety and efficacy of the product for its recommended use; and (4) filing by a company and acceptance and approval by the FDA of a New Drug Application ("NDA") for a drug product or a Biological License Application ("BLA") for a biological product to allow commercial distribution of the drug or biologic.

        Pre-clinical tests include the evaluation of the product in the laboratory and in animal studies to assess the potential safety and efficacy of the product and its formulation. The results of the pre-clinical tests are submitted to the FDA as part of an INDA to support the evaluation of the product in human subjects or patients.

        Clinical trials involve administration of the product to patients under supervision of a qualified principal investigator. Such trials are typically conducted in three sequential phases, although the phases may overlap. In phase I, the initial introduction of the drug into human subjects, the product is tested for safety, dosage tolerance, absorption, metabolism, distribution, and excretion. Phase II involves studies in a limited patient population to: (1) determine the biological or clinical activity of the product for specific, targeted indications; (2) determine dosage tolerance and optimal dosage; and (3) identify possible adverse effects and safety risks. If phase II evaluations indicate that a product is effective and has an acceptable benefit-to-risk relationship, phase III trials may be undertaken to further evaluate clinical efficacy and to further test for safety within an expanded patient population. Phase IV studies, or post-marketing studies, may also be required to provide additional data on safety or efficacy.

        The FDA reviews the results of the clinical trials and may order the temporary or permanent discontinuation of clinical trials at any time if it believes the product candidate exposes clinical subjects to an unacceptable health risk. Investigational products used in clinical studies must be produced in compliance with cGMP pursuant to FDA regulations.

        On November 21, 1997, President Clinton signed into law the Food and Drug Administration Modernization Act. That Act codified the FDA's policy of granting "fast track" approval for cancer therapies and other therapies intended to treat serious or life threatening diseases and that demonstrate the potential to address unmet medical needs. The fast track program emphasizes close, early communications between FDA and the sponsor to improve the efficiency of preclinical and clinical development, and to reach agreement on the design of the major clinical efficacy studies that will be needed to support approval. Under the fast track program, a sponsor also has the option to submit and receive review of parts of the NDA or BLA on a rolling schedule approved by FDA, which expedites the review process.

        The FDA's Guidelines for Industry Fast Track Development Programs require that a clinical development program must continue to meet the criteria for Fast Track designation for an application to be reviewed under the Fast Track Program. Previously, the FDA approved cancer therapies primarily based on patient survival rates or data on improved quality of life. While the FDA could consider evidence of partial tumor shrinkage, which is often part of the data relied on for approval, such information alone was usually insufficient to warrant approval of a cancer therapy, except in limited situations. Under the FDA's new policy, which became effective on February 19, 1998, fast track designation ordinarily allows a product to be considered for accelerated approval through the use of surrogate endpoints to demonstrate effectiveness. As a result of these provisions, the FDA has broadened authority to consider evidence of partial tumor shrinkage or other surrogate endpoints of clinical benefit for approval. This new policy is intended to facilitate the study of cancer therapies and shorten the total time for marketing approvals. Under accelerated approval, the manufacturer must continue with the clinical testing of the product after marketing approval to validate that the surrogate endpoint did predict meaningful clinical benefit. We intend to take advantage of the fast track programs; however, it is too early to tell what effect, if any, these provisions may have on the approval of our product candidates.

        The orphan drug provisions of the Federal Food, Drug, and Cosmetic Act provide incentives to drug and biologics manufacturers to develop and manufacture drugs for the treatment of rare diseases, currently defined as diseases that exist in fewer than 200,000 individuals in the U.S. or, for a disease that affects more than 200,000 individuals in the U.S., where the sponsor does not realistically anticipate that its product will become profitable. Under these provisions, a manufacturer of a designated orphan product can seek tax benefits, and the holder of the first FDA approval of a designated orphan product will be granted a seven-year period of marketing exclusivity for that product for the orphan indication. While the marketing exclusivity of an orphan drug would prevent other sponsors from obtaining approval of the same compound for the same indication, it would not prevent other types of drugs from being approved for the same indication.

     We plan on performing early laboratory investigation of a variety of viral and bacterial conditions that typically effect humans and biological fluids. Should the compounds and substances targeted by the Company show efficacy during initial in-vitro study, the Company may seek "Fast Track" and Orphan Drug status designation to secure expedited review. It is uncertain whether we will obtain fast track designation. We cannot predict the ultimate effect, if any, of the new fast track process on the timing or likelihood of FDA approval of any as yet unknown products.

POTENTIAL PRODUCTS.
-------------------

     The Company currently has no saleable products and while the objective of the company is to produce saleable products at some point in the future, we have not currently targeted a specific product that can be produced by the company. Until additional research is completed, it is difficult to define the target market for the first products the Company will attempt to develop and sell. The Company is in the initial stages of anti-viral and anti-bacterial research to develop products for treatment of viral and bacterial infection of humans, animals and biological fluids.

EQUIPMENT AND DEVICE DEVELOPMENT.
---------------------------------

     We are attempting to develop equipment that produces and delivers the substances and compounds targeted for our investigation. Any equipment we develop will be patented, where applicable. Additionally, we will attempt to attain any necessary regulatory approval for use and potential sale. The equipment we hope to develop is subject to extensive government regulation, both in the United States and other countries. To clinically test, manufacture and market products for human diagnostic and therapeutic use, we must comply with regulations and safety standards set by the FDA and comparable state and foreign agencies. Generally, any potential equipment must meet regulatory standards as safe and effective for their intended use prior to being marketed for human applications. The clearance process is expensive, time-consuming and uncertain. The failure to receive requisite approvals for the use of our products or processes, or significant delays in obtaining such approvals, could prevent us from developing, manufacturing and marketing products and services necessary for us to remain competitive.

TRADE SECRETS AND PATENT PROTECTION.
------------------------------------

     The Company currently owns no patents and has no patent protection on the substances and compounds it has targeted for research. The Company places substantial emphasis on developing and maintaining a strong intellectual property program. We expect to rely, and intend to continue to rely, on confidential trade secrets, unpatented proprietary know-how and continuing technological innovation to develop and protect any competitive position should our research produce potentially marketable products. Such aspects of our technology may include but not be limited to, manufacture of the target substances and compounds, development of technology involving delivery of the target substances and compounds to humans, animals and biological fluids. We plan on developing and attempting to patent any and all aspects of technology involving the target substances and compounds, their manufacture and their delivery. The Company plans to develop and patent our technology, while working with the aid of outside consultants hired specifically for this purpose; while in collaboration with academic institutions where contracted research may be conducted; or by purchasing or licensing existing patents or patent applications in progress.

RAISING CAPITAL.
----------------

     The Company currently lacks the capital resources to implement and carry out its business plan as described herein. Operations to date have involved identification of substances and compounds we wish to investigate for anti-viral and anti-bacterial properties, procurement and development of equipment to produce and deliver these substances and compounds, and organizing contracted research to perform investigation of these substances and compounds. We believe we have sufficient capital resources funded through current shareholders to perform initial laboratory investigations on several virus. At some point in the future we expect to raise additional capital, either through debt, equity or any combination thereof.

MANAGEMENT.
-----------

     Directors and Executive Officers.
     ---------------------------------

     The following members of the Board of Directors will serve until the next annual meeting of stockholders or until their successors have been elected and qualified. The officers serve at the pleasure of the Board of Directors.

Name                         Position                  Held Positions Since
----                         --------                  --------------------

Kenneth P. Hamik             President and Director    6/25/03

Kristy Hamik                 COO and Director          6/25/03

     Kenneth P. Hamik has over 20 years of management and consulting experience across a wide range of markets: healthcare, media/entertainment, consumer products, Internet, education, financial services, telecommunications, energy, electronics/computers, air travel and auto manufacturing. He was featured in the January 2000 cover article of Consumer Reports on future product trends, in an MSN article on future career paths, and recently headed a team to manage Charles Schwab electronic relationship management strategies. Before joining LipidViro, he served as Vice
President of Marketing & Strategy at Triple Aught, Inc., a Berkeley, California based energy technology & engineering start-up company. Ken completed his Masters of Science work at the University of Houston's Studies of the Future program. He also has a B.S. Degree from the University of Nebraska.

     Over the past five years, Kristy Hamik has had substantial leadership and professional experience. She is the founder and CEO of WebEducation Network. She designed education networks for global groups, facilitated training seminars, acted as editor and project manager of published articles and books. Over the past three years, Ms. Hamik also served as education director at American Bible Society overseeing all educational programs and content for both web and print projects. Ms.Hamik received a Bachelor of Arts Degree from the University of California at Berkeley, California, in 1992; a Masters of Education from Mills College, Oakland, California, in 1994; and completed a Doctorate of Philosophy of Education from Columbia University in 1999.

Item 3.   Bankruptcy or Receivership.
          --------------------------

     None, not applicable.

Item 4.   Changes in Registrant's Certifying Accountant.
          ----------------------------------------------

     None, not applicable.

Item 5.   Other Events and Regulation FD Disclosure.
          ------------------------------------------

     None; not applicable.

Item 6.   Resignations of Registrant's Directors.
          ---------------------------------------

     On June 25, 2003, the current directors and executive officers of LipidViro were designated to serve on the Board of Directors of the Registrant and as executive officers of the Registrant until the next respective annual meetings of the stockholders and the Board of Directors and until their respective successors are elected and qualified or until their prior resignation or termination. Effective on June 25, 2003, Kenneth P. Hamik will serve as a director and President, and Kristy Hamik will serve as a director and COO. The current directors and executive officers of the Registrant resigned, in seriatim, on June 25, 2003, citing a lack of ownership or beneficial interest in the Registrant as the reasons for their respective resignations.

Item 7.   Financial Statements, Pro Forma Financial Information and
          Exhibits.
          ---------

          (a)  Financial Statements of Businesses Acquired.

             These financial statements will be provided within 75 days from the date of this Report or on or before September 8, 2003.

          (b)  Pro Forma Financial Information.

             These pro forma financial statements will be provided within 75 days from the date of this Report or on or before September 8, 2003.

          (c) Exhibits.

     99.1     Share Purchase Agreement

              Exhibit A - Disbursement of Funds
              Exhibit B - Representations and Warranties of Creditors Exhibit C - Representations and Warranties of John Michael
                          Coombs and Terry S. Pantelakis regarding cancellation of shares
              Exhibit D - Representations and Warranties of Anticline

     99.2     Press Release

Item 8.   Change in Fiscal Year.
          ----------------------

     None; not applicable.

Item 9.   Regulation FD Disclosure.
          -------------------------

     See Exhibit 99.2.

                               SIGNATURES

    Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         ANTICLINE URANIUM INC.

DATED:   June 26, 2003                    /s/ Kenneth P. Hamik
       ------------------                ----------------------------
                                         Kenneth P. Hamik
                                         President and Director